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EXHIBIT 10.5



                             COMBIMATRIX CORPORATION
                             1995 STOCK OPTION PLAN

SECTION 1. PURPOSE OF THE PLAN.

         The CombiMatrix Corporation 1995 Stock Option Plan is intended to promote the interests of CombiMatrix Corporation, a California corporation, by providing incentives to certain Employees who are responsible for the management, growth, or financial success of the Corporation or its Subsidiary Corporations. The plan will encourage such Employees to acquire a proprietary interest, or to increase their proprietary interest, in the Corporation and will thereby induce such Employees to continue to perform services for, and to enhance the welfare of, the Corporation or its Subsidiary Corporations.

SECTION 2. DEFINITIONS.

         (a) "Award Date" shall mean the date on which an Optionee is granted an Option.

         (b) "Board" shall mean the Board of Directors of the Corporation, as constituted from time to time.

         (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (d) "Committee" shall mean a duly appointed committee of the Board as described in Section 3(a).

         (e) "Corporation" shall mean CombiMatrix Corporation, a California corporation.

         (f) "Employee" shall mean (i) any individual who is an employee of the Corporation or of a Subsidiary Corporation, (ii) a member of the Board of Directors of the Corporation or of a Subsidiary Corporation, and (iii) an independent contractor who performs services as an advisor or consultant for the Corporation or for a Subsidiary Corporation. Service as an Employee shall be considered employment for all purposes of the Plan except the second sentence of
Section 4(a).

         (g) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

         (h) "Fair Market Value" shall mean the fair market value of a Share, as determined by the Committee in good faith. Any determination as to fair market value made pursuant to this Plan shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse, and shall be conclusive and binding on all persons.

         (i) "ISO" shall mean an incentive stock option described in Section 422(b) of the Code.


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         (j) "Nonstatutory Option" shall mean a stock option not described in
Section 422(b) of the Code.

         (k) "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

         (l) "Optionee" shall mean an individual who holds an Option.

         (m) "Parent Corporation" means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if, at the Award Date, each of the corporations other than the Corporation owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         (n) "Plan" shall mean this CombiMatrix Corporation, 1995 Stock Option Plan.

         (o) "Share" shall mean one share of Stock, as adjusted in accordance with Section 9 (if applicable).

         (p) "Stock" shall mean the common stock, no par value, of the Corporation.

         (q) "Stock Option Agreement" shall mean the agreement between the Corporation and an Optionee, which contains the terms, conditions and restrictions pertaining to such Optionee's Option.

         (r) "Subsidiary Corporation" shall mean any corporation, if the Corporation and/or any of its Subsidiary Corporations own stock possessing not less than 50 percent of the total combined voting power of all classes of stock of such corporation. A corporation that attains the status of a Subsidiary Corporation on a date after the adoption of the Plan shall be considered a Subsidiary Corporation as of such date.

SECTION 3. ADMINISTRATION.

         (a) COMMITTEE MEMBERSHIP. The Plan shall be administered by the Committee. If no Committee has been appointed, the entire Board shall constitute the Committee. No member of the Committee or of the Board, when acting in the capacity of director or Committee member, may exercise discretionary functions as to any matter relating solely to such director or Committee member's own interests under the Plan. Subject to the foregoing limitation, any member of the Committee may be removed by the Board at any time either with or without cause, and any vacancy on the Committee may be filled by the Board at any time.

         (b) COMMITTEE PROCEDURES. The Board shall designate one of the members of the Committee as chairperson. The Committee may hold meetings at such times and places as it shall determine. A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee. In making any determination or in taking or not taking any action under the Plan, the Committee may obtain and may rely upon the advice of experts, including professional advisors or consultants to the Corporation. The Committee may delegate ministerial, non-discretionary functions to any Employee.

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         (c) COMMITTEE RESPONSIBILITIES. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

                  (i) To interpret and apply the provisions of the Plan or of any Option granted thereunder;

                  (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan or to any Option granted thereunder;

                  (iii) To authorize any person to execute, on behalf of the Corporation, any instrument required to carry out the purposes of the Plan or of any Option granted thereunder;

                  (iv) To determine when Options are to be granted under the Plan;

                  (v) To select the Optionees;

                  (vi) To determine the number of Shares to be made subject to each Option;

                  (vii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, the date or dates on which an Option becomes exercisable, the installments (if any) in which such Option shall become exercisable, the events of termination or reversion of such Option and whether such Option is to be classified as an ISO or a Nonstatutory Option;

                  (viii) To determine whether an outstanding Stock Option Agreement should be modified, extended or assumed, subject to applicable legal restrictions;

                  (ix) To prescribe the considerations for the grant of each Option or other right under the Plan and to determine the sufficiency of such consideration; and

                  (x) To take any other actions deemed necessary or advisable for the administration of the Plan.

                  All decisions, interpretations and other actions of the Committee performed pursuant to the Plan shall be final and binding on Optionees and all persons deriving their rights from an Optionee. No member of the Committee shall be liable for any action that such member has taken or has failed to take in good faith with respect to the Plan or any Option.

SECTION 4. ELIGIBILITY.

         (a) GENERAL RULE. Only Employees shall be eligible for designation as Optionees by the Committee. In addition, only individuals who are employed as employees by the Corporation or by a Subsidiary Corporation shall be eligible for the grant of ISOs. Mere status as an Employee shall not entitle any person to receive Options.

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         (b) TEN-PERCENT STOCKHOLDERS. An employee of the Corporation or of any
Subsidiary Corporation who, on the Award Date, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Corporation, any Subsidiary Corporation, or any Parent Corporation shall not be eligible for an ISO unless (i), as of the Award Date, the Exercise Price is at least 110 percent of the Fair Market Value of a Share and (ii) such ISO by its terms is not exercisable after the expiration of five years from the Award Date.

         (c) ATTRIBUTION RULES. For purposes of SubSection (b) above, in determining stock ownership, an employee shall be deemed to own the stock owned, directly or indirectly, by or for that employee's brothers, sisters, spouse, ancestors and lineal descendants. Any stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. Any stock with respect to which such employee holds an option shall not be counted.

SECTION 5. STOCK SUBJECT TO PLAN.

         (a) BASIC LIMITATION. All Shares issued under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares issued under the Plan upon exercise of Options shall not exceed ______ Shares, subject to adjustment pursuant to Section 9. The number of Shares that are subject to Options outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan unless (i) an amendment to increase the maximum number of Shares issuable under the Plan is adopted by the Board prior to the initial grant of any such Option and is thereafter submitted to the Corporation's stockholders for approval and
(ii) each Option so granted is not to become exercisable, in whole or in part, at any time prior to obtaining such stockholder approval.

         (b) ADDITIONAL SHARES. In the event that any outstanding Option for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option shall again be available for subsequent grants of Options.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

         (a) STOCK OPTION AGREEMENT. Each Nonstatutory Option and each ISO shall be evidenced by a Stock Option Agreement in a form acceptable to the Corporation and signed by the Corporation and the Optionee. Such Option shall be subject to all applicable terms and conditions of the Plan and shall be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements need not be identical.

         (b) NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option. A Stock Option Agreement for an ISO will also provide that to the extent the Aggregate Fair Market Value (at the time the ISO was granted) of Stock with respect to which the ISO is exercisable on the first time by an Employee during any calendar year exceeds $100,000, the ISOs will be treated as Nonstatutory Options.

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         (c) EXERCISE PRICE. Each Stock Option Agreement shall specify the
Exercise Price. The Exercise Price of an ISO shall not be less than 100 percent of the Fair Market Value of a Share on the Award Date, and a higher percentage may be required by Section 4(b). The exercise of Nonstatutory Option shall not be less than 90% of the Fair Market Value of a Share on the Award Date. Subject to the preceding three sentences, the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in a form described in Section 8.

         (d) WITHHOLDING TAXES. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local, or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

         (e) TERM. Each Stock Option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the Award Date, except as otherwise provided in Section 4(b).

         (f) EXERCISABILITY. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable and vest. No Option shall become exercisable prior to six months after the Award Date.

         (g) NONTRANSFERABILITY. No Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee's guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during the Optionee's lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

         (h) EFFECT OF TERMINATION OF EMPLOYMENT. The Committee shall establish in respect of each Option granted to an Employee the effect of a termination of employment on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination. The effect of such termination of employment shall be set forth in the applicable Stock Option Agreement.

         (i) NO RIGHTS AS A STOCKHOLDER. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by an Option until the date of the issuance of a stock certificate for such Shares.

         (j) RESTRICTIONS ON TRANSFER OF SHARES. To the extent that an applicable Stock Option Agreement so provides, any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall apply in addition to any restrictions that may apply to holders of Shares generally.

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SECTION 7. MODIFICATION, EXTENSION AND ASSUMPTION OF OPTIONS.

         Within the limitations of the Plan, the Committee from time to time may authorize, either generally or in specific cases only, modification, extension or assumption of an outstanding Option. Such modification, extension or assumption may be effected by any legally valid means, including by cancellation of an outstanding Option and the subsequent regranting of an Option, by amendment, by substitution of an outstanding Option, or by waiver and may result in, among other changes, a higher or lower Exercise Price, a greater or lesser number of Shares that are subject to the Option, different vesting dates, or a longer or shorter term; provided, however, that no modification, extension or assumption of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under the Option.

SECTION 8. PAYMENT FOR SHARES.

         (a) GENERAL RULE. The entire Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America or by a certified or bank cashier's check, except as provided in Subsections (b), (c),
(d), and (e) below.

         (b) SURRENDER OF STOCK. To the extent an applicable Stock Option Agreement so provides, payment may be made in whole or in part with Shares which have already been owned by the Optionee or a representative of the Optionee for more than six months and which are surrendered to the Corporation in good form for transfer. Such Shares shall be valued at their Fair Market Value as of the date when the new Shares are purchased under the Plan.

         (c) EXERCISE/SALE. To the extent that an applicable Stock Option Agreement so provides, payment may be made in whole or in part by the delivery (on a form prescribed by the Corporation) of an irrevocable direction to a securities broker approved by the Corporation to sell Shares and to deliver all or part of the sales proceeds to the Corporation in payment of all or part of the Exercise Price and any withholding taxes.

         (d) EXERCISE/PLEDGE. To the extent an applicable Stock Option Agreement so provides, payment may be made in whole or in part by a promissory note executed by the Optionee in favor of the Corporation, upon terms and conditions determined by the Committee, and secured by the Stock issuable upon exercise of such Option in compliance with applicable law (including, without limitation, state corporate law and federal margin requirements).

         (e) OTHER METHODS OF PAYMENT. To the extent an applicable Stock Option Agreement so provides, payment may be made in whole or in part by any other means deemed acceptable by the Committee.

SECTION 9. ADJUSTMENT OF SHARES.

         (a) GENERAL. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, an issuance of Stock or other securities in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a


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recapitalization, a spinoff, a reclassification or a similar occurrence, the
Committee shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 5, (ii) the number of Shares covered by each outstanding Option, (iii) the Exercise Price under each outstanding Option or (iv) any other provision in the outstanding Stock Option Agreements that the Committee deems necessary or advisable to adjust.

         (b) REORGANIZATIONS. In the event that the Corporation is a party to a merger or other reorganization, or in contemplation of such a merger or other reorganization, and to the extent that applicable Stock Option Agreements so provide, the Committee may, in its sole discretion, take one or a combination of the following actions:

                  (i) provide that Options may be terminated upon payment to Optionees of the difference between the Exercise Price and the consideration to be received by stockholders of the Corporation for "in-the-money" options and that all other Options may be terminated without payment therefor of any kind,

                  (ii) provide for the assumption, by the surviving corporation or its parent, of some or all of the outstanding Options;

                  (iii) if the Corporation is a surviving corporation, direct the Corporation to continue some or all of the outstanding Options;

                  (iv) authorize the immediate and full vesting of some or all of the outstanding Options, followed by cancellation if not exercised; or
(v)take any other action with respect to some or all of the Options that the Committee deems necessary or advisable.

         (c) RESERVATION OF RIGHTS. Except as provided in this Section 9, an Optionee shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10. SECURITIES LAWS.

         Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Corporation's securities may then be listed. Optionees may be required by the Committee, as a condition to exercising any Option, to represent to the Corporation in writing that the Shares are being acquired by them for investment only and not with a view to the resale or distribution thereof.

SECTION 11. NO EMPLOYMENT RIGHTS.

         No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee, or be interpreted so as to interfere with the Corporation's or any Subsidiary Corporation's right to determine the Optionee's other compensation, including salary.

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SECTION 12. DURATION AND AMENDMENTS.

         (a) TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board, subject to the approval of the Corporation's stockholders. In the event that the stockholders fail to approve the Plan on or before the date 12 months after its adoption by the Board, (i) the Plan shall terminate, (ii) any Options already granted shall be canceled and (iii) any Shares already issued under the Plan shall be repurchased by the Corporation at the original Exercise Price. The Plan shall terminate automatically 10 years after its adoption by the Board and may be terminated on any earlier date pursuant to SubSection (b) below.

         (b) RIGHT TO AMEND OR TERMINATE THE PLAN. The Board may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan which increases the number of Shares available for issuance under the Plan (except as provided in Section 9), or which materially changes the class of persons who are eligible for the grant of ISOs, shall be subject to the approval of the Corporation's stockholders. Unless required by applicable law, stockholder approval shall not be required for any other amendment of the Plan.

         (c) EFFECT OF AMENDMENT OR TERMINATION. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan (except as provided in SubSection (a) above).

SECTION 13. GOVERNING LAW.

         The interpretation, performance and enforcement of this Plan shall be governed by the laws of the State of California.

SECTION 14. EXECUTION.

         To record the adoption of the Plan by the Board, the Corporation has caused its authorized officer to execute the same.

                                         COMBIMATRIX CORPORATION

                                         By:
                                                --------------------------------
                                         Name:
                                                --------------------------------
                                         Title:
                                                --------------------------------





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                 FIRST AMENDMENT TO THE COMBIMATRIX CORPORATION
                             1995 STOCK OPTION PLAN

                              W I T N E S S E T H:

         WHEREAS, CombiMatrix Corporation (the "Company") presently maintains the CombiMatrix Corporation 1995 Stock Option Plan which became effective on ____________, 1996 (the "Plan"); and

         WHEREAS, the Company, pursuant to Section 12 of the Plan, has the right to amend the Plan from time to time subject to certain limitations; and

         WHEREAS, effective September 14, 2000 ("Effective Date"), the Company changed from being a California corporation to become a Delaware corporation; and

         WHEREAS, the Company desires to amend the Plan so that the Options (as defined in the Plan) granted after the Effective Date are subject to the laws of the state of Delaware.

         NOW, THEREFORE, in order to make certain revisions desired by the Company, the Plan is hereby amended in the following manner:

         1. Effective as of the Effective Date, the first sentence of Section 1 of the Plan is hereby amended in its entirety to read as follows:

                  The CombiMatrix Corporation 1995 Stock Option Plan is intended to promote the interest of CombiMatrix Corporation, a Delaware corporation, by providing incentives to certain Employees who are responsible for the management, growth, or financial success of the Corporation or its Subsidiary Corporations.

         2. Effective as of the Effective Date, Section 2.(e) of the Plan is hereby amended in its entirety to read as follows:

                  (e) "Corporation" shall mean CombiMatrix Corporation, a Delaware corporation.

         3. Effective as of the Effective Date, Section 13 of the Plan is hereby amended in its entirety to read as follows:

                  Section 13. GOVERNING LAW

                  The interpretation, performance and enforcement of this Plan shall be governed by the laws of the State of Delaware.

         IN WITNESS WHEREOF, CombiMatrix Corporation has caused this First Amendment to the CombiMatrix 1995 Stock Option Plan to be executed on this day of __________, 2000.

                                         COMBIMATRIX CORPORATION

                                         By:
                                             -----------------------------------



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